Income Taxes (Notes)	6 Months Ended
Jun. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]
INCOME TAXES
During the second quarter of 2013, we entered into an arrangement to sell certain NCR kiosks and a series of transactions to reorganize Redbox related subsidiary structures through the sale of a wholly owned subsidiary. Total proceeds from the sale of the subsidiary were $11.8 million.  As a result of the series of transactions we recorded a discrete one-time tax benefit of $17.8 million, net of a valuation allowance, through the realization of various capital and ordinary gains and losses. This series of transactions decreased our effective tax rate by 37.4%, and 21.5% to an effective tax rate of 1.8% and 16.4% for the three and six months ended June 30, 2013 respectively.